UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 11/15/2005

EnerSys

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of Principal Executive Offices, Including Zip Code)

(610) 208-1991

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02 Results of Operations and Financial Condition.

On November 15, 2005, EnerSys issued an earnings press release discussing the Company’s second fiscal quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01 – Financial Statement and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

   99.1    Press Release, dated November 15, 2005, of EnerSys regarding second fiscal quarter results.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EnerSys

Date: November 15, 2005	By:	/s/ Michael T. Philion
Michael T. Philion
Executive Vice President - Finance and Chief Financial Officer

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